UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

RXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on June 21, 2024, RXO, Inc., a Delaware corporation (“RXO”), United Parcel Service of America, Inc., a Delaware corporation (“UPS”), UPS Corporate Finance S.À R.L., a limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg (“UPS Lux”), and UPS SCS (UK) LTD., a limited company formed under the laws of England and Wales (“UPS SCS”, and together with UPS and UPS Lux, the “Sellers”), entered into a Purchase Agreement, pursuant to which, following the satisfaction or waiver of certain conditions, RXO will purchase the Sellers’ technology-driven, asset light based truckload freight brokerage services business, as well as certain assets used to conduct haulage, dedicated transport and warehousing services in the United Kingdom (collectively, the “Business”) (the “Transaction”) for $1.025 billion in cash, subject to certain customary adjustments. The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which expired on August 1, 2024, and the absence of certain legal restraints on completion of the Transaction.

This Current Report on Form 8-K is being filed in connection with the Transaction to provide (i) the audited combined financial statements of the Business, (ii) the unaudited combined interim financial information of the Business, (iii) the unaudited pro forma condensed combined financial information for RXO and the Business, in each case as described below and (iv) the consent of Deloitte & Touche LLP, the Sellers’ independent registered public accounting firm. This Current Report on Form 8-K does not modify or update the consolidated financial statements of RXO included in RXO’s Annual Report on Form 10-K for the year ended December 31, 2023 or in RXO’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, nor does it reflect any subsequent information or events.

The historical audited combined balance sheets of the Business and the related statements of combined income (loss), statements of combined comprehensive income (loss) and statements of combined cash flows as of and for each of the years ended December 31, 2023 and 2022, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The historical unaudited combined balance sheets of the Business and the related unaudited statements of combined income (loss), unaudited statements of combined comprehensive income (loss), unaudited statements of combined cash flows as of and for the six month periods ended June 30, 2024 and 2023, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet for RXO and the Business as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for RXO and the Business for the six months ended June 30, 2024 and 2023 and the year ended December 31, 2023, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

The consent of Deloitte & Touche LLP is filed as Exhibit 23.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking Statements

This report includes forward-looking statements, including statements relating to the potential transaction, such as the expected funding and time period to consummate the potential transaction. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “predict,” “should,” “will,” “expect,” “project,” “forecast,” “goal,” “outlook,” “target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the Securities and Exchange Commission (“SEC”) and the following: potential delays in consummating the potential transaction; RXO’s ability to integrate the operations of the Business in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized on the anticipated terms and within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against RXO or its directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of RXO and potential difficulties in employee retention and hiring as a result of the potential transaction, as well as the risk of disruption of RXO’s or the Business' management, including the diversion of management’s time and attention to completion of the proposed transaction and integration matters, and business disruption during the pendency of, or following, the potential transaction; certain restrictions during the pendency of the proposed transaction that may impact RXO’s and the Business' ability to pursue certain business opportunities or strategic transactions; negative effects of this announcement, and the pendency or completion of the potential transaction on the market price of RXO’s common stock and/or operating results; rating agency actions and RXO’s ability to access short- and long-term debt and equity markets on a timely and affordable basis; the risk that actual results of the acquired business may differ materially from preliminary results; and the risks described in Part I, Item 1A “Risk Factors” of RXO’s Annual Report on Form 10-K for the year ended December 31, 2023 and in subsequent filings with the SEC. All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this report speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited combined financial statements of the Business as of and for each of the years ended December 31, 2023 and 2022, and the independent auditor’s report thereon.
99.2	Unaudited combined financial statements of the Business as of June 30, 2024 and for the six month periods ended June 30, 2024 and 2023.
99.3	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RXO, Inc.

Date: September 9, 2024	By:	/s/ Jeffrey D. Firestone
Jeffrey D. Firestone
Chief Legal Officer and Corporate Secretary